 = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [X]

                           ---------------------------

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                                   13-5160382
(State of incorporation                                    (I.R.S. employer
if not a U.S. national bank)                               identification no.)
One Wall Street, New York, N.Y.                            10286
(Address of principal executive offices)                   (Zip code)

                           ---------------------------

                           Georgia-Pacific Corporation
               (Exact name of obligor as specified in its charter)

Georgia                                                    93-0432081
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)


                             Fort James Corporation
               (Exact name of obligor as specified in its charter)

Virginia                                                   54-0848173
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                          Fort James Operating Company
               (Exact name of obligor as specified in its charter)

Virginia                                                   54-1237819
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

133 Peachtree Street, N.E.
Atlanta, GA                                                30303
(Address of principal executive offices)                   (Zip code)

                           ---------------------------

                          7 3/8% Senior Notes due 2008
                       (Title of the indenture securities)

 = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.       GENERAL  INFORMATION.  FURNISH  THE  FOLLOWING  INFORMATION  AS TO  THE
         TRUSTEE:

         (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------

                    Name                                     Address
--------------------------------------------------------------------------------

         Superintendent of Banks of the State      2 Rector Street, New York,
         of New York                               N.Y. 10006, and Albany, N.Y.
                                                   12203

         Federal Reserve Bank of New York          33 Liberty Plaza, New York,
                                                   N.Y.  10045

         Federal Deposit Insurance Corporation     Washington, D.C.  20429

         New York Clearing House Association       New York, New York   10005

         (B)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No.
                  33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 11th day of August, 2003.


                                 THE BANK OF NEW YORK


                                 By:     /S/    STACEY POINDEXTER
                                     ------------------------------------------
                                       Name:    STACEY POINDEXTER
                                       Title:   ASSISTANT TREASURER

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2) [X]

                           ---------------------------

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                                  13-5160382
(State of incorporation                                   (I.R.S. employer
if not a U.S. national bank)                              identification no.)
One Wall Street, New York, N.Y.                           10286
(Address of principal executive offices)                  (Zip code)

                           ---------------------------

                           Georgia-Pacific Corporation
               (Exact name of obligor as specified in its charter)

Georgia                                                   93-0432081
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                             Fort James Corporation
               (Exact name of obligor as specified in its charter)

Virginia                                                  54-0848173
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                          Fort James Operating Company
               (Exact name of obligor as specified in its charter)

Virginia                                                   54-1237819
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

133 Peachtree Street, N.E.
Atlanta, GA                                               30303
(Address of principal executive offices)                  (Zip code)

                           ---------------------------

                            8% Senior Notes due 2014
                       (Title of the indenture securities)

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.       GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------

                       Name                                  Address
--------------------------------------------------------------------------------

         Superintendent of Banks of the State        2 Rector Street, New York,
         of New York                                 N.Y.  10006, and Albany,
                                                     N.Y. 12203

         Federal Reserve Bank of New York            33 Liberty Plaza, New York,
                                                     N.Y.  10045

         Federal Deposit Insurance Corporation       Washington, D.C.  20429

         New York Clearing House Association        New York, New York 10005

         (B)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 11th day of August, 2003.


                                        THE BANK OF NEW YORK


                                        By:  /S/   STACEY POINDEXTER
                                            ---------------------------------
                                            Name:  STACEY POINDEXTER
                                            Title: ASSISTANT TREASURER

                                                                       EXHIBIT 7



                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                         Dollar Amounts
ASSETS                                                                     In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin ..........          $  4,389,492
   Interest-bearing balances ...................................             3,288,212
Securities:
   Held-to-maturity securities .................................               654,763
   Available-for-sale securities ...............................            17,626,360
Federal funds sold in domestic offices .........................             1,759,600
Securities purchased under agreements to resell ................               911,600
Loans and lease financing receivables:
   Loans and leases held for sale ..............................               724,074
   Loans and leases, net of unearned income ....................            32,368,718
   LESS: Allowance for loan and lease losses ...................               826,505
   Loans and leases, net of unearned
     income and allowance ......................................            31,542,213
Trading Assets .................................................             7,527,662
Premises and fixed assets (including capitalized
   leases) .....................................................               825,706
Other real estate owned ........................................                   164
Investments in unconsolidated subsidiaries and
   associated companies ........................................               260,940
Customers' liability to this bank on acceptances
   outstanding .................................................               225,935
Intangible assets
   Goodwill ....................................................             2,027,675
   Other intangible assets .....................................                75,330
Other assets ...................................................             4,843,295
                                                                          ------------
Total assets ...................................................          $ 76,683,021
                                                                          ============

LIABILITIES
Deposits:
   In domestic offices .........................................          $ 33,212,852
   Noninterest-bearing .........................................            12,997,086
   Interest-bearing ............................................            20,215,766
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs ....................................            24,210,507
   Noninterest-bearing .........................................               595,520
   Interest-bearing ............................................            23,614,987
Federal funds purchased in domestic offices ....................               375,322
Securities sold under agreements to repurchase .................               246,755
Trading liabilities ............................................             2,335,466
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases) ...................................               959,997
Bank's liability on acceptances executed and outstanding .......               227,253
Subordinated notes and debentures ..............................             2,090,000
Other liabilities ..............................................             5,716,796
                                                                          ------------
Total liabilities ..............................................          $ 69,374,948
                                                                          ============


Minority interest in consolidated subsidiaries .................               540,772


EQUITY CAPITAL
Perpetual preferred stock and related surplus ..................                     0
Common stock ...................................................             1,135,284
Surplus ........................................................             1,056,295
Retained earnings ..............................................             4,463,720
Accumulated other comprehensive income .........................              (112,002)
Other equity capital components ................................                     0
                                                                          ------------
Total equity capital ...........................................             6,767,301
                                                                          ------------
Total liabilities minority interest and equity capital .........          $ 76,683,021
                                                                          ============

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.


                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


Thomas A. Renyi
Gerald L. Hassell                                     Directors
Alan R. Griffith